Expense Example, No Redemption (Vanguard Pacific Stock Index Fund Institutional)	Vanguard Pacific Stock Index Fund Vanguard Pacific Stock Index Fund - Institutional Shares 11/1/2013 - 10/31/2014 USD ($)	Vanguard Pacific Stock Index Fund Vanguard Pacific Stock Index Fund - Institutional Plus Shares 11/1/2013 - 10/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	9	8
3 YEAR	29	26
5 YEAR	51	45
10 YEAR	115	103